Exhibit 99.1

Chembio Diagnostics to Report Second Quarter 2018 Financial Results on August 8, 2018

MEDFORD, NY, July 25, 2018 -- Chembio Diagnostics, Inc. (Nasdaq: CEMI), a leader in point-of-care ("POC") diagnostic testing, announced today that it will release financial results for the second quarter 2018 after the close of trading on Wednesday, August 8, 2018.  The Company’s management team will host a corresponding conference call beginning at 4:30pm Eastern Time.

Investors interested in listening to the conference call may do so by dialing 877-407-0778 from the US or 201-689-8565 from outside the US.  A live and archived webcast of the event will be available on the “Investors” section of the Company’s website at www.chembio.com.  A telephone replay will be available by dialing 877-481-4010 from the US or 919-882-2331 from outside the US using passcode 34609 until 4:30pm ET on Wednesday, August 15, 2018.

Contact:
Lynn Pieper Lewis
Gilmartin Group
Investor Relations
(415) 937-5402
investor@chembio.com